UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2018

LF CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Madison Avenue

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 319-6550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 22, 2018, LF Capital Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 15,250,000 units (the “Units”), including the issuance of 2,025,000 Units as a result of the underwriter’s exercise of its over-allotment option in full.  Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $155,525,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-225029) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 18, 2018, as amended by Amendment No. 1 to the Registration Statement, filed with the Commission on June 13, 2018 and Amendment No. 2 to the Registration Statement, filed with the Commission on June 18, 2018 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated June 19, 2018, by and between the Company, B. Riley FBR, Inc. and Raymond James & Associates, Inc., as underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated June 19, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated June 19, 2018, by and among the Company, each of its officers, directors and the Company’s sponsor, Level Field Capital, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated June 19, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated June 19, 2018, by and between the Company, the Sponsor, James Erwin, Karen Wendel, Gregory P. Wilson, Multi-Strategy Master Fund Limited, BlackRock Credit Alpha Master Fund L.P and HC NCBR Fund, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated June 19, 2018, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Support Agreement, dated June 19, 2018, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	Indemnity Agreement, dated June 19, 2018, by and between the Company and Karen Wendel, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	Indemnity Agreement, dated June 19, 2018, by and between the Company and James Erwin, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•	Indemnity Agreement, dated June 19, 2018, by and between the Company and Djemi Traboulsi, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

•	Indemnity Agreement, dated June 19, 2018, by and between the Company and Gregory P. Wilson, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

•	Indemnity Agreement, dated June 19, 2018, by and between the Company and Elias Farhat, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

•	Indemnity Agreement, dated June 19, 2018, by and between the Company and Scott Reed, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

•	Indemnity Agreement, dated June 19, 2018, by and between the Company and Philippe De Backer, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

•	Indemnity Agreement, dated June 19, 2018, by and between the Company and Baudouin Prot, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 7,7600,000 warrants (the “Private Placement Warrants”) to the Sponsor and certain funds and accounts managed by subsidiaries of BlackRock, Inc. (collectively referred to as our “Anchor Investor”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,760,0,000.  Among the private placement warrants, 7,209,560 warrants were purchased by the Sponsor and 550,440 warrants were purchased by the Anchor investor. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor and the Anchor Investor have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor, the Anchor Investor or their permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2018, each of the directors of the Company (the “Directors”) entered into the Letter Agreement, pursuant to which each Director agreed to waive certain redemption rights and to vote any shares of common stock they may own in favor of the Company’s initial business combination.

On June 19, 2018, in connection with their appointments to the Board, each of the Directors entered into indemnity agreements with the Company filed as Exhibits 10.6-10.13 hereto.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company, other than the Agreement with B. Prot Conseil (the “Prot Agreement”), an entity controlled by Baudouin Prot, pursuant to which Mr. Prot receives $12,500 per month through December 2019. The Prot Agreement was filed as Exhibit 10.12 to Amendment No. 1 to the Registration Statement filed with the Commission on June 13, 2018.

The foregoing descriptions of the Letter Agreement and the indemnity agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the indemnity agreements, copies of which are attached as Exhibits 10.1, 10.6, 10.7, 10.8, 10.9, 10.11, 10.12 and 10.13, respectively, hereto and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2018, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day.  The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.  A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $158,355,000, comprised of $155,525,000 of the proceeds from the IPO (which amount includes $5,433,750 of the underwriters’ deferred discount) and $7,760,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.  Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On June 20, 2018, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto.

On June 25, 2018, the Company issued a press release announcing the closing of the IPO and the exercise of the underwriters’ over-allotment option in full, a copy of which is attached as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 19, 2018, by and among the Company,B. Riley FBR, Inc.and Raymond James & Associates, Inc., as representative of the several underwriters.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated June 19, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated June 19, 2018, by and among the Company, each of its officers, directors and Level Field Capital, LLC.
10.2	Investment Management Trust Agreement, dated June 19, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated June 19, 2018, by and between the Company and Level Field Capital, LLC, James Erwin, Karen Wendel, Gregory P. Wilson, Multi-Strategy Master Fund Limited, BlackRock Credit Alpha Master Fund L.P and HC NCBR Fund
10.4	Private Placement Warrants Purchase Agreement, dated June 19, 2018, by and between the Company and Level Field Capital, LLC.
10.5	Administrative Support Agreement, dated June 19, 2018, by and between the Company and Level Field Capital, LLC.
10.6	Indemnity Agreement, dated June 19, 2018, by and between the Company and Karen Wendel
10.7	Indemnity Agreement, dated June 19, 2018, by and between the Company and James Erwin
10.8	Indemnity Agreement, dated June 19, 2018, by and between the Company and Djemi Traboulsi
10.9	Indemnity Agreement, dated June 19, 2018, by and between the Company and Gregory P. Wilson
10.10	Indemnity Agreement, dated June 19, 2018, by and between the Company and Elias Farhat
10.11	Indemnity Agreement, dated June 19, 2018, by and between the Company and Scott Reed
10.12	Indemnity Agreement, dated June 19, 2018, by and between the Company and Philippe De Backer
10.13	Indemnity Agreement, dated June 19, 2018, by and between the Company and Baudouin Prot
99.1	Press Release, dated June 20, 2018.
99.2	Press Release, dated June 25, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LF CAPITAL ACQUISITION CORP.

	By:	/s/ Philippe De Backer
		Name:	Philippe De Backer
		Title:	Chief Executive Officer

Dated: June 25, 2018